NUVEEN INTERMEDIATE GOVERNMENT BOND FUND

NUVEEN INTERMEDIATE TERM BOND FUND

NUVEEN SHORT TERM BOND FUND

SUPPLEMENT DATED NOVEMBER 27, 2012

TO THE PROSPECTUS DATED OCTOBER 31, 2012

The third sentence of the first paragraph of the section “How You Can Buy and Sell Shares—What Share Classes We Offer—Class A Shares” is deleted in its entirety and replaced with the following sentence:

Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FINC2P-1112P